Ex-10.10


                     THIRD AMENDMENT
                         TO THE
         RESTRUCTURING, SECURITY AND GUARANTY AGREEMENT


	THIS AGREEMENT, made and entered into as of the 30th day of July, 1996 (the "Third Amendment"), by and among CENCOR, INC., a Delaware corporation ("CenCor"); CONCORDE CAREER COLLEGES, INC., a Delaware corporation ("Concorde"); MINNESOTA INSTITUTE OF
MEDICAL AND DENTAL ASSISTANTS, INC., a Minnesota corporation ("Minnesota"); TEXAS COLLEGE OF MEDICAL AND DENTAL ASSISTANTS, INC., a Texas corporation ("Texas"); UNITED HEALTH CAREERS INSTITUTE, INC., a California corporation ("United"); SOUTHERN CALIFORNIA COLLEGE OF MEDICAL AND DENTAL ASSOCIATES, INC., a California corporation ("Southern California"); CONCORDE
CAREERS - FLORIDA, INC., a Florida corporation ("Florida"); COLLEGES OF DENTAL AND MEDICAL ASSISTANTS, INC., an Oregon corporation ("Dental"); and COMPUTER CAREER INSTITUTE, INC., an Oregon corporation ("Computer") (Minnesota, Texas, United,
Southern California, Florida, Dental, and Computer being hereinafter referred to collectively as "Guarantors" and each individually as a "Guarantor") amends that certain
Restructuring, Security and Guaranty Agreement between the parties dated as of October 30, 1992, as previously amended by written agreements dated as of December 30, 1993 and November 15, 1994 (collectively, the "Agreement").

                        RECITALS
	(i)	Pursuant to the Agreement entered into by CenCor,
Concorde and the Guarantors, Concorde issued a debenture to CenCor in the principal amount of $5,422,307, dated
October 30, 1992 (the "Debenture").

	(ii)	Pursuant to the terms of the November 15, 1994,
amendment (the "Second Amendment"), Concorde exchanged
300,000 shares of its Class A Redeemable Preferred Stock,
$.10 par value (the "Preferred Stock") for $3,000,000 of the principal amount of the Debenture; reduced the outstanding principal amount of the Debenture to $2,442,307, and amended the Debenture to reflect such.

	(iii)	The Mark Twain liabilities have been paid in
full by Concorde and are no longer outstanding.

	(iv)	Concorde desires to sell substantially all of the
assets (the "San Jose Assets") of the career college it operates at 1290 N. 1st Street, San Jose, California, known as Concorde Career Institute (the "San Jose Institute") pursuant to a certain Asset Purchase Agreement, dated
July 11, 1996, between Concorde and Corinthian Schools, Inc.
(the "San Jose Agreement"), a true and correct copy of which has been delivered to CenCor by Concorde.

	(v)	Concorde desires to cause its wholly-owned
subsidiary, Person/Wolinsky Associates, Inc., a New York corporation ("P/W"), to sell substantially all of its assets (the "P/W Assets") pursuant to a certain Asset Purchase Agreement, dated July 10, 1996, among P/W, Concorde and DGZ Associates, Inc. (the "P/W Agreement"), a true and correct copy of which has been delivered to CenCor by Concorde.

	(vi)	CenCor holds a security interest in substantially
all of the assets of Concorde and the Guarantors, securing the payment of the principal amount of the Debenture and the Agreement prohibits the sale of assets by Concorde, including the San Jose Assets or P/W, including the P/W
Assets, without the consent of CenCor.

	(vii)	CenCor has agreed to the sale of the San Jose
Assets pursuant to the terms of the San Jose Agreement (the "San Jose Sale") and the sale of the P/W Assets pursuant to the terms of the P/W Agreement (the "P/W Sale") and to the release of its security interest in such assets, subject to Concorde's agreement to use a certain portion of the proceeds received by it and/or P/W pursuant to the San Jose Sale and the P/W Sale to redeem outstanding shares of Preferred Stock held by CenCor, and thereafter to retire the Debenture, all as set forth herein.

	(viii)	Concorde and CenCor wish to amend the
Agreement to provide for such sale of assets and such redemption and retirement.

	(ix)	The Guarantors, each a wholly-owned subsidiary of
Concorde, wish to reduce the amount of their guaranteed obligations through such retirement and thus consent to the amendment of the Agreement to provide for such.

                    AGREEMENT

	In consideration of the premises and the mutual covenants and agreements herein contained, CenCor, Concorde and Guarantors agree as follows:

                      ARTICLE I
                     Definitions

 1.1	Certain Defined Terms.  The following terms used herein
shall have the meanings set forth in this Article and in the other parts of this Agreement referred to in this Article, and such meanings shall apply to both the singular and plural forms of such terms.

 (a)	"Allocated Proceeds" means that portion of
proceeds from the San Jose Sale or the P/W Sale identified on Exhibit A, attached hereto and incorporated herein, actually received by Concorde and/or P/W.

 (b)	"Preferred Stock" means the Class A Redeemable
Preferred Stock, $.10 par value, of Concorde.

 (c)	"Redemption Price" means the redemption of shares
of Preferred Stock by Concorde pursuant to the provisions of
Section 2.2, herein.

 (d)	"Redemption Price" means the per share redemption
price set forth in the Certificate of Designations filed with the Secretary of State of Delaware with respect to the Preferred Stock, of $10.00 per share, plus all accrued but unpaid dividends thereon, calculated on the basis set forth in Section (1)(iii) of such Certificate of Designations.

 (e)	"Retirement" means the full or partial retirement
of the Debenture by Concorde pursuant to the provisions of
Section 2.3 herein.

 (f)	"Third Amendment" means this Third Amendment to
the Restructuring, Security and Guaranty Agreement, dated
October 30, 1992, as previously amended by written agreements dated as of December 30, 1993 and November 15, 1994.

 1.2	Other Terms.  All capitalized terms used herein, not
defined in Section 1. 1 or elsewhere in this Third Amendment, shall have the meanings and be as defined in the Second Amendment, and if not therein defined, as defined in the First Amendment, and if not therein defined, as defined in the original provisions of the Agreement.

                      ARTICLE II
                     The Exchange

 2.1	Application of Proceeds.  Concorde hereby agrees that,
upon the closing of the San Jose Sale and/or the P/W Sale and the receipt by Concorde or P/W of proceeds therefrom, it shall apply, or cause to be applied, the Allocated Proceeds, as follows:

 (a)	first, to the redemption of shares of Preferred
Stock (the "Redemption"), and, upon the Redemption of all of the Preferred Stock,

 (b)	second, to the retirement of the Debenture (the
"Retirement").

 2.2	Redemption of the Preferred Stock.  Promptly upon the
receipt of Allocated Proceeds, Concorde shall redeem that number of whole shares of Preferred Stock held by CenCor (or its assigns) equal to the amount of such Allocated Proceeds divided by the Redemption Price. Any Allocated Proceeds remaining that would have been applied but for the requirement that only whole shares be redeemed, shall be retained by Concorde and aggregated with subsequently received Allocated Proceeds for future Redemptions/Retirements.

 2.3	Retirement of Debenture.  Following the Redemption of
all outstanding shares of Preferred Stock, promptly upon receipt of Allocated Proceeds, Concorde shall pay such Allocated Proceeds to CenCor with respect to the Debenture, pursuant to the terms of the Agreement, first to be applied to the payment of any then accrued but unpaid interest on the Debenture and next to the principal amount of the Debenture.

 2.4	Date of Redemption/Retirement.  Except as otherwise
provided for in Section 2.2, above, the date of Redemption or Retirement with respect to any Allocated Proceeds shall be:

 (a)	the closing date of the respective asset sales,
with respect to Allocated Proceeds received by Concorde and/or P/W on such closing dates, and

 (b)	on or before three (3) business days from the date
of the receipt of good funds with respect to Allocated
Proceeds received by Concorde and/or P/W after such closing dates.

 It is agreed that if Allocated Proceeds are not received by the Scheduled Date designated on Exhibit A, Concorde and P/W shall promptly notify CenCor and take all reasonably prudent steps necessary to collect such funds. Notwithstanding anything herein to the contrary, Concorde shall have no obligation to effect a Redemption or Retirement unless and until its receipt of Allocated Proceeds.

 2.5	Procedures.  In connection with:

 (a)	any Redemption or Retirement, Concorde shall
provide CenCor with an accounting of the calculation of the then current Redemption Price; and

 (b)	a Redemption, (i) Concorde shall provide CenCor
with a calculation of the application the of Allocated Proceeds and any carryover thereof; (ii) CenCor shall submit its stock certificate representing the Preferred Stock, fully endorsed for transfer, and (iii) Concorde shall reissue a new stock certificate to CenCor representing the remaining shares of Preferred Stock not being so redeemed, if any.

2.6	Payment in Full.  Upon the Redemption of all
outstanding shares of Preferred Stock owned by CenCor (or its assigns) and the Retirement of the entire Debenture (including accrued interest thereon), Concorde shall be entitled to retain any remaining Allocated, Proceeds and CenCor has had no further rights or interest in such Allocated Proceeds.

                     ARTICLE III
           Consent and Release of Collateral

3.1	Consent to Sale.  CenCor hereby consents to the San
Jose Sale pursuant to the San Jose Agreement and to the P/W Sale pursuant to the terms of the P/W Agreement, and waives any restrictions set forth in Section 7.1 or elsewhere in the Agreement with respect thereto.

3.2	Release of Collateral.  CenCor hereby agrees:

(a)	to release its security interest in the San Jose
Assets, effective upon the closing of the San Jose Sale, and agrees to promptly execute, obtain and furnish to Concorde any and all termination statements, releases or other UCC documentation or other documents or materials as Concorde may reasonably request in order to so release such Collateral;

(b)	that upon such releases, the San Jose Assets shall
no longer constitute Collateral pursuant to Article IV of the Agreement; and

(c)	that in the event Concorde determines to dissolve
and liquidate P/W after the closing of the P/W Sale, CenCor shall (i) release its security interest in the stock of P/W owned by Concorde, (ii) return the Pledged Stock of P/W which CenCor holds pursuant to Section 4.7 of the Agreement with respect thereto; and (iii) consent to such dissolution and liquidation.

3.3	Undertaking.  Concorde agrees to execute any security
agreements, UCC-1 financing--statements and other documents reasonably requested by CenCor to grant a security interest in all of the assets of Concorde and the Guarantors which are not being sold pursuant to the San Jose Agreement or the P/W Agreement. Concorde will not agree to any amendment, delay or waiver of its rights or P/W's right to receive any of the Allocated Proceeds on the dates set forth on Exhibit A without CenCor's written consent.

                     ARTICLE IV
                   Miscellaneous

 4.1	Obligations of P/W.  In consideration of CenCor's
agreement to the terms of this Third Amendment and its consent to the P/W Sale, P/W has agreed to guarantee the obligation of Concorde to apply the Allocated Proceeds from the P/W Sale to the Redemption arid/or Retirement as provided for herein and has executed Exhibit 4.1 hereto in evidence of such guarantee.

 4.2	Mark Twain Liabilities.  Mark Twain has executed the
confirmation, attached hereto as Exhibit 4.2, acknowledging the payment in full of the Mark Twain Liabilities.

 4.3	Attorneys' Fees.  Notwithstanding anything in the
Agreement or herein to the contrary, Concorde shall pay to CenCor in cash one-half of CenCor's attorneys' fees and expenses incurred in connection with the negotiation of this Third Amendment and the consummation of the transactions contemplated thereby, within ten (10) business days after receiving an invoice from CenCor with supporting documentation, which the parties agree shall not exceed $5,000.00 in the aggregate.

 4.4	Ratification.  All provisions of the Agreement not
specifically amended in this Third Amendment are hereby ratified and reaffirmed.

 4.5	Governing Law.  Except as otherwise provided by express
reference to the Uniform Commercial Code, this Third Amendment shall be construed in accordance with and governed by the laws, statutes and decisions of the State of Missouri, to the non-exclusive jurisdiction of whose courts, state and federal, Concorde and Guarantors irrevocably agree to submit.

 4.6	Incorporation.  The recitals and exhibits hereto are
hereby incorporated herein by reference.

 4.7	Counterparts.  This Agreement may be executed in any
number of counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same instrument.

 4.8	Further Assurances.  The parties hereto agree to
execute all additional documents reasonably necessary to effectuate the transactions contemplated herein, including without limitation those documents necessary to release the Liens with respect to the San Jose Assets and the P/W Assets on a timely basis.

 4.9	Benefit and Burden.  This Agreement shall be binding
upon and inure to the benefit of the successors of CenCor, Concorde and P/W. CenCor may assign its rights hereunder, including without limitation to a liquidating trust.

 	IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to the Agreement to be executed by their respective duly authorized officers as of the day and year first above written.

 	Oral agreements or commitments to loan money, extend credit or to forbear from enforcing repayment of a debt including promises to extend or renew such debt are not enforceable. To protect the debtor and creditor from misunderstanding or disappointment, any agreements we reach covering such matters are contained in this writing, which is the complete and exclusive statement of the agreement between us, except as we may later agree in writing to modify it.

                         							CENCOR, INC.

 ATTEST:

                         							By: Terri Rinne
                                Terri Rinne
 Lisa M. Henak            	Vice President
 	Secretary


                        ACKNOWLEDGMENT


 STATE OF MISSOURI	)
               				)  ss.
 COUNTY OF JACKSON	)

 	BE IT REMEMBERED, that on this 30th day of July, 1996, before me, the undersigned, a notary public in and for said state, came Terri Rine, Vice President of CenCor, Inc., a Delaware corporation, to me personally known to be such officer and the same person who executed as such officer the foregoing instrument on behalf of said corporation, and such person duly acknowledged the execution of the same to be the act and deed of said corporation.

 	IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal at my office in Kansas City, Missouri, the day and year last above mentioned.



                         						Lisa M. Henak
                         						Notary Public in and for
                                said County and State

 My commission expires:

 September 7, 1996

                         						CONCORDE CAREER COLLEGES, INC.

 ATTEST:


	                              By:    M. Gregg Gimlin
 		                      						M. Gregg Gimlin
 Lisa M. Henak              			Vice President
 	Secretary


                   ACKNOWLEDGMENT


 STATE OF MISSOURI	)
               				)  ss.
 COUNTY OF JACKSON	)

 	BE IT REMEMBERED, that on this 30th day of July, 1996, before me, the undersigned, a notary public in and for said state, came M. Gregg Gimlin, Vice President of Concorde Career Colleges, Inc., a Delaware corporation, to me personally known to be such officer and the same person who executed as such officer the foregoing instrument on behalf of said corporation, and such person duly acknowledged the execution of the same to be the act and deed of said corporation.

 	IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal at my office in Kansas City, Missouri, the day and year last above mentioned.


                         						Lisa M. Henak
                         						Notary Public in and for
                                said County and State

 My commission expires:

 September 7, 1996

                         							MINNESOTA INSTITUTE OF MEDICAL
                         								AND DENTAL ASSISTANTS, INC.

 ATTEST:

                     					      By:      A. Eugene Johnson
                        								A. Eugene Johnson
 Lisa M. Henak           		     President
 	Secretary



                    ACKNOWLEDGMENT


 STATE OF MISSOURI	)
               				)  ss.
 COUNTY OF JACKSON	)

 	BE IT REMEMBERED, that on this 30th day of July, 1996, before me, the undersigned, a notary public in and for said state, came A. Eugene Johnson, President of Minnesota Institute of Medical and Dental Assistants, Inc., a Minnesota corporation, to me personally known to be such officer and the same person who executed as such officer the foregoing instrument on behalf of said corporation, and such person duly acknowledged the execution of the same to be the act and deed of said corporation.

 	IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal at my office in Kansas City, Missouri, the day and year last above mentioned.


                         						Lisa M. Henak
                         						Notary Public in and for
                                said County and State

 My commission expires:
 September 7, 1996

                        							TEXAS COLLEGE OF MEDICAL AND
                         							AND DENTAL ASSISTANTS, INC.

 ATTEST:

                         						By:      A. Eugene Johnson
                       								A. Eugene Johnson
 Lisa M. Henak          	     	President
 	Secretary



                      ACKNOWLEDGMENT


 STATE OF MISSOURI	)
               				)  ss.
 COUNTY OF JACKSON	)

 	BE IT REMEMBERED, that on this 30th day of July, 1996, before me, the undersigned, a notary public in and for said state, came A. Eugene Johnson, President of Texas College of Medical and Dental Assistants, Inc., a Texas corporation, to me personally known to be such officer and the same person who executed as such officer the foregoing instrument on behalf of said corporation, and such person duly acknowledged the execution of the same to be the act and deed of said corporation.

 	IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal at my office in Kansas City, Missouri, the day and year last above mentioned.


                            						Lisa M. Henak
                            						Notary Public in and for
 	                                 said County and State

 My commission expires:

 September 7, 1996

                           							UNITED HEALTH CAREERS
                            							INSTITUTE, INC.

 ATTEST:

                            						By:  A. Eugene Johnson
                        					   		A. Eugene Johnson
 Lisa M. Henak              	     President
 	Secretary



                    ACKNOWLEDGMENT


 STATE OF MISSOURI	)
               				)  ss.
 COUNTY OF JACKSON	)

 	BE IT REMEMBERED, that on this 30th day of July, 1996, before me, the undersigned, a notary public in and for said state, came A. Eugene Johnson, President of United Health Careers Institute, Inc., a California corporation, to me personally known to be such officer and the same person who executed as such officer the foregoing instrument on behalf of said corporation, and such person duly acknowledged the execution of the same to be the act and deed of said corporation.

 	IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal at my office in Kansas City, Missouri, the day and year last above mentioned.


                            						Lisa M. Henak
                            						Notary Public in and for
                                   said County and State

 My commission expires:

 September 7, 1996

                          							SOUTHERN CALIFORNIA COLLEGE OF
                          							MEDICAL AND DENTAL ASSISTANTS,
                            							INC.

 ATTEST:

                          			 			By:    A. Eugene Johnson
                        							  A. Eugene Johnson
 Lisa M. Henak           	       President
 	Secretary

                    ACKNOWLEDGMENT

 STATE OF MISSOURI	)
               				)  ss.
 COUNTY OF JACKSON	)

 	BE IT REMEMBERED, that on this 30th day of July, 1996, before me, the undersigned, a notary public in and for said state, came A. Eugene Johnson, President of Southern California College of Medical and Dental Assistants, Inc., a California corporation, to me personally known to be such officer and the same person who executed as such officer the foregoing instrument on behalf of said corporation, and such person duly acknowledged the execution of the same to be the act and deed of said corporation.

 	IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal at my office in Kansas City, Missouri, the day and year last above mentioned.


                         						Lisa M. Henak
                         						Notary Public in and for
                                said County and State

 My commission expires:

 September 7, 1996

                          						COLLEGES OF DENTAL AND
                          							MEDICAL ASSISTANTS, INC.

 ATTEST:

                          							By:  A. Eugene Johnson
                         								A. Eugene Johnson
 Lisa M. Henak                   President
 	Secretary


                   ACKNOWLEDGMENT


 STATE OF MISSOURI	)
               				)  ss.
 COUNTY OF JACKSON	)

 	BE IT REMEMBERED, that on this 30th day of July, 1996, before me, the undersigned, a notary public in and for said state, came A. Eugene Johnson, President of Colleges of Dental and Medical Assistants, Inc., a California corporation, to me personally known to be such officer and the same person who executed as such officer the foregoing instrument on behalf of said corporation, and such person duly acknowledged the execution of the same to be the act and deed of said corporation.

 	IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal at my office in Kansas City, Missouri, the day and year last above mentioned.


  	                       					Lisa M. Henak
                        	 					Notary Public in and for
                                said County and State

 My commission expires:

 September 7, 1996

                          						COMPUTER CAREER INSTITUTE,
		                                   INC.

 ATTEST:

 	                         						By:  A. Eugene Johnson
                         								A. Eugene Johnson
 Lisa M. Henak        	          President
 	Secretary


                      ACKNOWLEDGMENT


 STATE OF MISSOURI	)
               				)  ss.
 COUNTY OF JACKSON	)

 	BE IT REMEMBERED, that on this 30th day of July, 1996, before me, the undersigned, a notary public in and for said state, came A. Eugene Johnson, President of Computer Career Institute, Inc., an Oregon corporation, to me personally known to be such officer and the same person who executed as such officer the foregoing instrument on behalf of said corporation, and such person duly acknowledged the execution of the same to be the act and deed of said corporation.

 	IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal at my office in Kansas City, Missouri, the day and year last above mentioned.


                         						Lisa M. Henak
                         						Notary Public in and for
                                said County and State

 My commission expires:

 September 7, 1996

                         						CONCORDE CAREERS -
                                FLORIDA, INC.

 ATTEST:

                         							By:  A. Eugene Johnson
                        								A. Eugene Johnson
 Lisa M. Henak                  President
 	Secretary


                      ACKNOWLEDGMENT


 STATE OF MISSOURI	)
               				)  ss.
 COUNTY OF JACKSON	)

 	BE IT REMEMBERED, that on this 30th day of July, 1996, before me, the undersigned, a notary public in and for said state, came A. Eugene Johnson, President of Concorde Careers-Florida, Inc., a Florida corporation, to me personally known to be such officer and the same person who executed as such officer the foregoing instrument on behalf of said corporation, and such person duly acknowledged the execution of the same to be the act and deed of said corporation.

 	IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal at my office in Kansas City, Missouri, the day and year last above mentioned.


                         						Lisa M. Henak
                         						Notary Public in and for
                                said County and State

 My commission expires:

 September 7, 1996

                         EXHIBIT A

                  Funds to be Applied to
                 Retirement of Preferred Stock
                            and
                     Redemption of Debenture

                                                                  Allocated
                      Scheduled             Aggregate             Proceeds/
Source             Date of Receipt<F1>        Amount             Percentage
                   (C>
San Jose Sale      SJ Closing Date <F2>     $150,000            $ 75,000/50%
-Purchase Price

P/W Sale           P/W Closing Date <F3>    $705,000<F4>        $352,500/50%
-Purchase Price

P/W Sale                12/15/96<F5>        $ 75,000            $ 75,000/100%
-Noncompete

San Jose Sale           12/31/96            $200,000            $100,000/50%
-Purchase Price

P/W  Sale               12/15/97<F5>        $ 75,000            $ 75,000/100%
-Noncompete

P/W Sale                3/1/98-07<F6>         <F6>                <F6>/50%
-Profit
Participation
 ______________________________

<F1>	Subject to the actual closing of the respective sales of
     assets.
<F2> The San Jose Sale is currently scheduled to close on July
     31, 1996.
<F3>	The P/W Sale is currently scheduled to close on August 2,
     1996.

<F4> Fee of 6% has been deducted from closing proceeds of the P/W
     Sale.
<F5>	It is agreed that in the event such proceeds are not paid
     pursuant to the Noncompetition Agreement under the P/W Agreement, Concord and/or P/W shall apply the next funds received by either of them under the P/W Agreement for the Redemption/Retirement, up to the amount of such failed payment.
<F6> "Profit Participation", up to a cumulative maximum amount of
     $1,500,000, is due annually based upon the actual "Net Profit", as defined in Exhibit 2.3 of the P/W Agreement, of the purchaser of the P/W Assets for the fiscal years ended December 31, 1997 through December 31, 2006 and is payable on or before March 1 of each of the following years (1998-2007). The amount to be paid in any given year, is any, is not currently ascertainable. One half of the monies so received, if any, shall be allocated Proceeds.

                        EXHIBIT 4.1

 IN CONFIRMATION OF THE OBLIGATIONS SET FORTH IN SECTIONS 2.4 and
4.1, above:

                     						PERSON/WOLINSKY ASSOCIATES, INC.

 ATTEST:
                     						By:  Jack L. Brozman
                    							Jack L. Brozman
 Lisa M. Henak       	     Chairman of the Board
 	Secretary


                 ACKNOWLEDGMENT

 STATE OF MISSOURI	)
               				)  ss.
 COUNTY OF JACKSON	)

 	BE IT REMEMBERED, that on this 30th day of July, 1996, before me, the undersigned, a notary public in and for said state, came Jack L. Brozman, Chairman of the Board of Person/Wolinsky Associates, Inc., a New York corporation, to me personally known to be such officer and the same person who executed as such officer the foregoing instrument on behalf of said corporation, and such person duly acknowledged the execution of the same to be the act and deed of said corporation.

 	IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal at my office in Kansas City, Missouri, the day and year last above mentioned.


                          						Lisa M. Henak
                          						Notary Public in and for
                                 said County and State

 My commission expires:
 September 7, 1996

                          EXHIBIT B

                         CONFIRMATION


 	The undersigned, Mark Twain Kansas City Bank, a Missouri banking corporation, hereby confirms that it has been paid in full with respect to all obligations owed to it under the Mark Twain Agreement and that any conditions in the Agreement requiring the subordination to, the consent of, or notice to Mark Twain Kansas City Bank are null and void.


 Dated:  July 30, 1996


                     							MARK TWAIN KANSAS CITY BANK


                     							By:      Mark Degner
                    								Mark Degner, its
                    								Senior Vice President